EXHIBIT 99.1

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Segment operating income                               Effect of             Segment totals
reclassification quarter ended                         change in               based on
March 31, 2008                    As previously        reportable                2009
USD 000's                            reported           segments            classification
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
Paper Machine Clothing               $18,550             $3,989                 $22,539
Albany Door Systems                    2,836                601                   3,437
Engineered Fabrics                     5,569                286                   5,855
Engineered Composites                 (1,826)                 8                  (1,818)
PrimaLoft(R) Products                  1,078                 34                   1,112
Research expense                      (5,871)                 -                  (5,871)
Unallocated expenses                 (13,156)            (4,918)                (18,074)
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Total                                 $7,180                  -                  $7,180
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Segment operating income                               Effect of             Segment totals
reclassification quarter ended                         change in               based on
June 30, 2008                    As previously        reportable                2009
USD 000's                            reported           segments            classification
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Paper Machine Clothing               $27,427             $3,804                 $31,231
Albany Door Systems                    4,322                514                   4,836
Engineered Fabrics                     3,577                303                   3,880
Engineered Composites                   (225)                 8                    (217)
PrimaLoft(R) Products                  1,685                 33                   1,718
Research expense                      (8,288)                 -                  (8,288)
Unallocated expenses                 (13,972)            (4,662)                (18,634)
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Total                                $14,526                  -                 $14,526
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Segment operating income                               Effect of             Segment totals
reclassification quarter ended                         change in               based on
September 30, 2008                 As previously        reportable                2009
USD 000's                            reported           segments            classification
-------------------------------------------------------------------------------------------
Paper Machine Clothing               $19,246             $3,145                 $22,391
Albany Door Systems                    3,231                359                   3,590
Engineered Fabrics                     4,060                224                   4,284
Engineered Composites                 (3,342)                 8                  (3,334)
PrimaLoft(R) Products                    646                 26                     672
Research expense                      (6,004)                 -                  (6,004)
Unallocated expenses                 (13,715)            (3,762)                (17,477)
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Total                                 $4,122                  -                  $4,122
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

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Segment operating income                               Effect of             Segment totals
reclassification quarter ended                         change in               based on
December 31, 2008                 As previously        reportable                2009
USD 000's                            reported           segments            classification
-------------------------------------------------------------------------------------------
Paper Machine Clothing              ($44,753)            $4,284                ($40,469)
Albany Door Systems                    4,523                249                   4,772
Engineered Fabrics                   (18,003)               467                 (17,536)
Engineered Composites                (20,562)                11                 (20,551)
PrimaLoft(R) Products                   (432)                34                    (398)
Research expense                      (2,620)                 -                  (2,620)
Unallocated expenses                 (10,898)            (5,045)                (15,943)
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Total                               ($92,745)                 -                ($92,745)
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Segment operating income                               Effect of             Segment totals
reclassification year ended                            change in               based on
December 31, 2008                 As previously        reportable                2009
USD 000's                            reported           segments            classification
-------------------------------------------------------------------------------------------
Paper Machine Clothing               $20,468            $15,222                 $35,690
Albany Door Systems                   14,912              1,722                  16,634
Engineered Fabrics                    (4,797)             1,281                  (3,516)
Engineered Composites                (25,955)                34                 (25,921)
PrimaLoft(R) Products                  2,977                128                   3,105
Research expense                     (22,783)                 -                 (22,783)
Unallocated expenses                 (51,739)           (18,387)                (70,126)
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Total                               ($66,917)                 -                ($66,917)
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Segment operating income                               Effect of             Segment totals
reclassification year ended                            change in               based on
December 31, 2007                 As previously        reportable                2009
USD 000's                            reported           segments            classification
-------------------------------------------------------------------------------------------
Paper Machine Clothing               $87,973            $16,402                $104,375
Albany Door Systems                    4,933              1,801                   6,734
Engineered Fabrics                    16,234              1,364                  17,598
Engineered Composites                 (6,283)                24                  (6,259)
PrimaLoft(R) Products                  2,679                141                   2,820
Research expense                     (23,337)                 -                 (23,337)
Unallocated expenses                 (49,003)           (19,732)                (68,735)
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Total                                $33,196                  -                 $33,196
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